UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 15, 2007
                                                           -------------

                            National Beverage Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                1-14170                                    59-2605822
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       (Commission File Number)                (IRS Employer Identification No.)


         One North University Drive
          Fort Lauderdale, Florida                         33324
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  (Address of Principal Executive Offices)              (Zip Code)


                                 (954) 581-0922
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On June 15, 2007, National Beverage Corp. announced a cash dividend of $.80 per share. This release is furnished herewith as Exhibit 99.1 hereto.


Item 9.01    Financial Statements and Exhibits

(c) Exhibit 99.1     Press release dated June 15, 2007.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             National Beverage Corp.
                             -----------------------
                                  (Registrant)


Date:  June 15, 2007                     /s/ Dean A. McCoy
                                         -----------------
                                         Dean A. McCoy
                                         Senior Vice President -
                                         Chief Accounting Officer



                                  EXHIBIT INDEX

99.1   Press release dated June 15, 2007